Exhibit 10.4

                                    CONTRACT

THIS AGREEMENT IS ENTERED INTO AS OF THE 31ST OF DECEMBER, 2001.

  between:     ECLIPSE ENTERTAINMENT GROUP, INC., (hereafter "ECLE")

  and:         ANCIENT WARRIORS FILMS, LLC, (hereafter "AWF")

  and:         FRANCO COLUMBU, (hereafter "FC")

THE PARTIES ACKNOLEDGE AND AGREE AS FOLLOWS:

     1. ECLE is the beneficial owner of 100% of the shares of stock of AWF.The motion picture "Ancient Warriors"(hereafter the "Picture") itself will be owned pursuant to paragraph 4 of this agreement.

     2. ECLE acknowledges, confirms and agrees that FC is, and shall, throughout the term of this agreement, be the sole Managing Member of AWF, being the only signatory required on the AWF bank account, and the Manager and Administrator of the business affairs of AWF, being the management and administration of the promotion, marketing, distribution and sales and as it relates to the Picture, and all rights related thereto. This contract can not be amended without the express written approval of FC.

     3. FC and AWF will provide ECLE with quarterly financial reports of AWF and the Picture.

     4. The Picture will be completed with an anticipated budget of US$ 3,040,000. The Picture is owned as follows:

          ECLE      70%
          FC        30%

     5. ECLE and FC agree that the gross proceeds from sale and/or distribution of the Picture shall be distributed proportionally, unless otherwise determined by FC, Art Birzneck and Brent Nelson. For accounting purposes all proceeds from the sale of the Picture will be deposited into the AWF account and be distributed as follows:

               *70% to all Investors, proportionally until repaid in full

               *20% to the Distributor, Eclipse Releasing

               *10% to AWF  as  administration  fees,  royalties  and  remaining salaries, proportionally.
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     6.   ECLE and FC agree that  thereafter the gross proceeds from sale and/or distribution of the Picture shall be distributed proportionally, unless otherwise determined by FC, Art Birzneck and Brent Nelson:

               *20% to the Distributor, Eclipse Releasing

               *10% to AWF as administration  fees, crew royalties and remaining salaries, proportionally.

               *10% to Franco Columbu (Producer's fee)

               *10% to Art Birzneck (Executive Producer's fee)

               *20% continuing royalty to specified Investors, proportionally to their respective investments

               *30% to ECLE

     7. The Term of this agreement is from December 31, 2001, to December 31, 2008.


Executed as of the 31st day of December, 2001

ECLIPSE ENTERTAINMENT GROUP, INC.


By:
    ------------------------------
    Art Birzneck


ANCIENT WARRIORS FILMS, LLC


By:
    ------------------------------
    Franco Columbu


FRANCO COLUMBU


By:
    ------------------------------
    Franco Columbu